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                                                                 EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into C.P. Clare Corporation's previously filed Registration Statements on Form S-8 (file Nos. 33-94038, 33-94060, 333-15097, and 333-61077, 333-65997).



                                                 /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 20, 2000